Exhibit 32.1

                                CERTIFICATIONS OF
                      CHIEF EXECUTIVE OFFICER AND TREASURER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                    SECTION 906 OF SARBANES-OXLEY ACT OF 2002


            In connection with the quarterly report on Form 10-Q of Capital Beverage Corporation (the "Company") for the quarter ended March 31, 2006 (the " Report"), I, Carmine N. Stella, hereby certify in my capacity as Chief Executive Officer of the Company, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

            1. The Report fully complies with the requirements of Section 13 (a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

            2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  May 15, 2006                             By: /s/ Carmine N. Stella
                                                         -----------------------
                                               Name:     Carmine N. Stella
                                              Title:     Chief Executive Officer


            In connection with the quarterly report on Form 10-Q of Capital Beverage Corporation (the "Company") for the quarter ended March 31, 2006 (the " Report"), I, Carol Russell, hereby certify in my capacity as Treasurer of the Company, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

            1. The Report fully complies with the requirements of Section 13 (a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

            2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  May 15, 2006                             By: /s/ Carol Russel
                                                         -----------------------
                                               Name:     Carol Russell
                                              Title:     Treasurer